                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
OCTOBER 18, 2000                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

September 8, 2000

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., each a Minnesota corporation, and Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Texas Quality Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund, each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 18, 2000, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual
Meeting:

1. To elect (7) Board Members to the Board of each Fund as outlined below to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        a.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class, and;

       b.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

2. To ratify the selection of Ernst & Young LLP as independent auditors for each Fund for its current fiscal year.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on August 21, 2000 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
SEPTEMBER 8, 2000                                             Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality"), each a Minnesota corporation, and Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality") and Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium"), each a Massachusetts business trust, (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on October 18, 2000 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement, and FOR ratification of the selection of Ernst & Young LLP as independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

------------------------------------------------------------------------------------
MATTER                                           COMMON SHARES    MUNIPREFERRED(1)
------------------------------------------------------------------------------------
 1a. Election of Board Members by all                  X                  X
     shareholders (Robert P. Bremner, Lawrence
     H. Brown, Anne E. Impellizzeri, Peter R.
     Sawers and Judith M. Stockdale nominated)
------------------------------------------------------------------------------------
  b. Election of Board Members by                     N/A                 X
     MuniPreferred only (William J. Schneider
     and Timothy R. Schwertfeger nominated)
------------------------------------------------------------------------------------
 2.  Ratification of the Selection of                  X                  X
 Independent Auditors
------------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except the funds that are Massachusetts Business Trusts), abstentions and broker non-votes will be treated as shares voted against the election of Board Members and against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of the Massachusetts Business Trusts (Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Texas Quality and Virginia Premium), abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on August 21, 2000, will be entitled to one vote for each share held. As of August 21, 2000, the following shares of the Funds were issued and outstanding:

---------------------------------------------------------------------------------------
                FUND                    SYMBOL    COMMON SHARES       MUNIPREFERRED
---------------------------------------------------------------------------------------
 Arizona Premium                        NAZ         4,371,800      1,200    Series TH
---------------------------------------------------------------------------------------
 Connecticut Premium                    NTC         5,236,523      1,532    Series TH
---------------------------------------------------------------------------------------
 Georgia Premium                        NPG         3,751,709      1,112    Series TH
---------------------------------------------------------------------------------------
 Maryland Premium                       NMY        10,472,035      1,404    Series W
                                                                   1,760    Series TH
---------------------------------------------------------------------------------------
 Massachusetts Premium                  NMT         4,658,721      1,360    Series TH
---------------------------------------------------------------------------------------
 Michigan Quality                       NUM        11,513,998      3,200    Series TH
                                                                     560    Series F
---------------------------------------------------------------------------------------
 Michigan Premium                       NMP         7,693,889        840    Series M
                                                                   1,400    Series TH
---------------------------------------------------------------------------------------
 Missouri Premium                       NOM         2,175,088        640    Series TH
---------------------------------------------------------------------------------------
 North Carolina Premium                 NNC         6,277,463      1,872    Series TH
---------------------------------------------------------------------------------------
 Ohio Quality                           NUO         9,480,739        680    Series M
                                                                   1,400    Series TH
                                                                   1,000    Series TH2
---------------------------------------------------------------------------------------
 Texas Quality                          NTX         9,438,007        760    Series M
                                                                   2,000    Series TH
---------------------------------------------------------------------------------------
 Virginia Premium                       NPV         8,679,610        832    Series T
                                                                   1,720    Series TH
---------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 8, 2000.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class.

FOR ARIZONA PREMIUM, MICHIGAN QUALITY, MICHIGAN PREMIUM AND OHIO QUALITY. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of each Fund.

FOR CONNECTICUT PREMIUM, GEORGIA PREMIUM, MARYLAND PREMIUM, MASSACHUSETTS PREMIUM, MISSOURI PREMIUM, NORTH CAROLINA PREMIUM, TEXAS QUALITY AND VIRGINIA PREMIUM. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of each Fund.
 3

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of all Nuveen Funds (excluding money market funds) which each nominee beneficially owned as of July 31, 2000. On July 31, 2000, the Board Members did not beneficially own any of the Fund's common shares or shares of MuniPreferred. All of the nominees were last elected to the Board at the 1999 annual meeting of shareholders. Currently there is a vacancy on each Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members has ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

-----------------------------------------------------------------------------------------------
                                                                             FULL COMMON SHARES
                                                                            OF ALL NUVEEN FUNDS
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF    YEAR FIRST ELECTED OR         BENEFICIALLY OWNED
      NOMINEES AS OF JULY 31, 2000(1)        APPOINTED A BOARD MEMBER    AS OF JULY 31, 2000(2)
-----------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40 Board Member of   1997-All Funds                       5,915
the Funds; private investor and management
consultant.
Lawrence H. Brown, 7/29/34 Board Member of   1993-All Funds                       8,406
the Funds; retired in August 1989 as Senior
Vice President of The Northern Trust
Company (banking and trust industry).
Anne E. Impellizzeri, 1/26/33 Board Member   1994-All Funds                       6,580
of the Funds; Executive Director (since
1998) of Manitoga, Center for Russel
Wright's Design with Nature (home and
landscape); formerly, President and Chief
Executive Officer of Blanton-Peale
Institute (a training and counseling
organization); prior thereto, Vice
President, Metropolitan Life Insurance Co.
Peter R. Sawers, 4/3/33 Board Member of the  1991-All Funds except               17,423
Funds; Adjunct Professor of Business and     1992-Arizona Premium,
Economics, University of Dubuque, Iowa;      and Michigan Premium
Adjunct Professor, Lake Forest Graduate      1993-Connecticut Premium
School of Management, Lake Forest,           Georgia Premium
Illinois; Chartered Financial Analyst;       Maryland Premium
Certified Management Consultant; formerly,   Massachusetts Premium
Executive Director, Towers Perrin            Missouri Premium
Australia.                                   North Carolina Premium
                                             Virginia Premium
William J. Schneider, 9/24/44(3) Board       1997-All Funds                      42,016
Member of the Funds; Senior partner and
Chief Operating Officer, Miller-Valentine
Partners; Vice President, Miller-Valentine
Realty (commercial real estate); Member,
Community Advisory Board, National City
Bank, Dayton, Ohio; Member, Business
Advisory Council, Cleveland Federal Reserve
Bank.

-----------------------------------------------------------------------------------------------
                                                                             FULL COMMON SHARES
                                                                            OF ALL NUVEEN FUNDS
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF    YEAR FIRST ELECTED OR         BENEFICIALLY OWNED
      NOMINEES AS OF JULY 31, 2000(1)        APPOINTED A BOARD MEMBER    AS OF JULY 31, 2000(2)
-----------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger,                    1994-All Funds                     290,430
3/28/49(3) Chairman of the Board (since
July 1996) and President (since July 1999)
of the Funds; Chairman (since May 1999),
Trustee and President (since July 1996) of
the Funds advised by Nuveen Institutional
Advisory Corp.; Chairman, Trustee and
President (since September 1999) of the
funds advised by Nuveen Senior Loan Asset
Management Inc.; Chairman (since July 1996)
and Director, previously Executive Vice
President, of The John Nuveen Company,
Nuveen Investments, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.;
Director (since 1996) of Institutional
Capital Corporation; Chairman and Director
(since January 1997) of Nuveen Asset
Management, Inc.; Chairman and Director of
Rittenhouse Financial Services, Inc. (since
1999); Chief Executive Officer and Director
(since September 1999) of Nuveen Senior
Loan Asset Management Inc.
Judith M. Stockdale, 12/29/47 Board Member   1997-All Funds                       2,535
of the Funds; Executive Director (since
1994) of the Gaylord and Dorothy Donnelley
Foundation, a private family foundation;
prior thereto, Executive Director (from
1990 to 1994) of the Great Lakes Protection
Fund.
-----------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of July 31, 2000, the Board Members and nominees were board members of 37 Nuveen open-end funds and 54 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of eight open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM").

(2) Certain Shares may be held in the name of, or jointly with, a director's spouse or a director may have disclaimed beneficial ownership of certain Shares.

(3) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds.

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. None of the Funds are Participating Funds.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year ended 1999.

                                                        AGGREGATE COMPENSATION FROM THE FUNDS
-----------------------------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------
                               ARIZONA   CONNECTICUT     GEORGIA     MARYLAND   MASSACHUSETTS   MICHIGAN   MICHIGAN
     NAME OF BOARD MEMBER      PREMIUM     PREMIUM       PREMIUM     PREMIUM       PREMIUM      QUALITY    PREMIUM
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner               $128        $151          $108         $303         $136          $363       $229
Lawrence H. Brown                139         159           114          321          143           393        241
Anne E. Impellizzeri             128         151           108          303          136           363        229
Peter R. Sawers                  128         151           108          303          136           363        229
William J. Schneider             128         151           108          303          136           363        229
Judith M. Stockdale              128         151           108          303          136           363        229
-----------------------------------------------------------------------------------------------------------------------

                                                                                                             TOTAL
                                                                                                        COMPENSATION ON
                                                                                                         NUVEEN FUNDS
                                                                                                            PAID TO
                                                                                                             BOARD
                                                               AGGREGATE COMPENSATION FROM THE FUNDS      MEMBERS(1)
                                             --------------------------------------------------------------------------
                                             MISSOURI   NORTH CAROLINA    OHIO      TEXAS    VIRGINIA
NAME OF BOARD MEMBER                         PREMIUM       PREMIUM       QUALITY   QUALITY   PREMIUM
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                              $ 62          $179         $312      $284       $255         $72,500
Lawrence H. Brown                                66           189          329       307        269          79,750
Anne E. Impellizzeri                             62           179          312       284        255          72,500
Peter R. Sawers                                  62           179          312       284        255          74,750
William J. Schneider                             62           179          312       284        255          72,500
Judith M. Stockdale                              62           179          312       284        255          72,500
-----------------------------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds for the calendar year ended 1999, including deferred fees.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of Michigan Quality held one meeting during its last fiscal year. The executive committee of the other funds held no meetings during their last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held twelve meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons" of the Fund. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non interested Board Members. The governance committee of each Fund held two meetings during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund held four regular meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of July 31, 2000 with respect to each executive officer of the Funds, other than Mr. Schwertfeger, who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2001.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Alan G. Berkshire          12/28/60   Vice President and   Senior Vice President (since May
                                      Assistant            1999), formerly Vice President
                                      Secretary            (since May 1998), Secretary
                                      (since 1998)         (since May 1998) and General
                                                           Counsel (since September 1997)
                                                           of The John Nuveen Company and
                                                           Nuveen Investments; Senior Vice
                                                           President (since May 1999),
                                                           formerly Vice President (since
                                                           September 1997), and Secretary
                                                           (since May 1998) of Nuveen
                                                           Advisory Corp., Nuveen
                                                           Institutional Advisory Corp. and
                                                           Nuveen Asset Management, Inc.;
                                                           Senior Vice President and
                                                           Secretary (since September 1999)
                                                           of Nuveen Senior Loan Asset
                                                           Management Inc.; prior thereto,
                                                           Partner in the law firm of
                                                           Kirkland & Ellis.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Peter H. D'Arrigo          11/28/67   Vice President and   Vice President of Nuveen
                                      Treasurer (since     Investments (since January
                                      1999)                1999), prior thereto, Assistant
                                                           Vice President (from January
                                                           1997); formerly Associate of
                                                           Nuveen Investments; Vice
                                                           President and Treasurer (since
                                                           September 1999) of Nuveen Senior
                                                           Loan Asset Management Inc.;
                                                           Chartered Financial Analyst.
Michael S. Davern           6/26/57   Vice President       Vice President of Nuveen
                                      (since 1997)         Advisory Corp. (since January
                                                           1997); prior thereto, Vice
                                                           President and Portfolio Manager
                                                           of Flagship Financial Inc. (from
                                                           September 1991 to January 1997).
Lorna C. Ferguson          10/24/45   Vice President       Vice President of Nuveen
                                      (since 1998)         Investments; Vice President of
                                                           Nuveen Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.
                                                           (since January 1998).
William M. Fitzgerald        3/2/64   Vice President       Vice President of Nuveen
                                      (since 1996)         Advisory Corp. (since December
                                                           1995); prior thereto, Assistant
                                                           Vice President of Nuveen
                                                           Advisory Corp. (from September
                                                           1992 to December 1995);
                                                           Chartered Financial Analyst.
Stephen D. Foy              5/31/54   Vice President and   Vice President of Nuveen
                                      Controller           Investments and (since May 1998)
                                      (since 1998)         The John Nuveen Company; Vice
                                                           President (since September 1999)
                                                           of Nuveen Senior Loan Asset
                                                           Management Inc; Certified Public
                                                           Accountant.
J. Thomas Futrell            7/5/55   Vice President       Vice President of Nuveen
                                      (since 1991)         Advisory Corp; Chartered
                                                           Financial Analyst.
Richard A. Huber            3/26/63   Vice President       Vice President of Nuveen
                                      (since 1998)         Institutional Advisory Corp.
                                                           (since March 1998) and Nuveen
                                                           Advisory Corp. (since January
                                                           1997); prior thereto, Vice
                                                           President and Portfolio Manager
                                                           of Flagship Financial Inc.
Steven J. Krupa             8/21/57   Vice President       Vice President of Nuveen
                                      (since 1990)         Advisory Corp.
David J. Lamb               3/22/63   Vice President       Vice President (since March
                                      (since 2000)         2000) of Nuveen Investments,
                                                           previously Assistant Vice
                                                           President (since January 1999),
                                                           prior thereto, Associate of
                                                           Nuveen Investments; Certified
                                                           Public Accountant.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Larry W. Martin             7/27/51   Vice President       Vice President, Assistant
                                      (since 1993) and     Secretary and Assistant General
                                      Assistant            Counsel of Nuveen Investments;
                                      Secretary (since     Vice President and Assistant
                                      each Fund's          Secretary of Nuveen Advisory
                                      organization)        Corp., Nuveen Institutional
                                                           Advisory Corp. and Nuveen Asset
                                                           Management, Inc.; (since January
                                                           1997) and Nuveen Senior Loan
                                                           Asset Management Inc. (since
                                                           September 1999); Assistant
                                                           Secretary of The John Nuveen
                                                           Company.
Edward F. Neild, IV          7/7/65   Vice President       Vice President of Nuveen
                                      (since 1996)         Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.
                                                           (since September 1996); prior
                                                           thereto, Assistant Vice
                                                           President of Nuveen Advisory
                                                           Corp. (from December 1993 to
                                                           September 1996) and Nuveen
                                                           Institutional Advisory Corp.
                                                           (from May 1995 to September
                                                           1996); Chartered Financial
                                                           Analyst.
Stephen S. Peterson         9/20/57   Vice President       Vice President (since September
                                      (since 1997)         1997); Assistant Vice President
                                                           (from September 1996 to
                                                           September 1997) and, prior
                                                           thereto, Portfolio Manager of
                                                           Nuveen Advisory Corp.; Chartered
                                                           Financial Analyst.
Thomas C. Spalding, Jr.     7/31/51   Vice President       Vice President of Nuveen
                                      (since each Fund's   Advisory Corp. and Nuveen
                                      organization)        Institutional Advisory Corp.;
                                                           Chartered Financial Analyst.
Gifford R. Zimmerman         9/9/56   Vice President       Vice President, Assistant
                                      (since 1993) and     Secretary and Associate General
                                      Secretary (since     Counsel of Nuveen Investments;
                                      1998)                Vice President, General Counsel
                                                           and Assistant Secretary of
                                                           Nuveen Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.;
                                                           Vice President and Assistant
                                                           Secretary of Nuveen Senior Loan
                                                           Asset Management Inc. (since
                                                           September 1999); Assistant
                                                           Secretary of The John Nuveen
                                                           Company; Chartered Financial
                                                           Analyst.
-------------------------------------------------------------------------------------------

On July 31, 2000, Board Members and executive officers of the Funds did not beneficially own any of the Funds' Common Shares or shares of MuniPreferred. On July 31, 2000, Board Members and executive officers of the Funds as a group beneficially owned 482,902 common shares of all funds managed by the Adviser, Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). As of August 21, 2000 the Board Members and executive officers of the Funds as a group owned less than 1% of the outstanding common shares of each Fund. As of August 21, 2000 no shareholder owned more than 5% of any class of shares of any Fund, except the Missouri Premium. As of September 30, 1999, according to filings made with the Securities and Exchange Commission, 177,473 shares, representing 8.24% of the outstanding shares of the Missouri Premium, were beneficially owned by B. K. Werner, c/o Safety National Casualty Corporation, 2043 Woodland Parkway, St. Louis Missouri 63146.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records for each Fund for its current fiscal year. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company, which in turn is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2001, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 11, 2001. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than July 25, 2001. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, and Virginia Premium was May 31, 2000, and for Arizona Premium, Michigan Quality, Michigan Premium, Ohio Quality and Texas Quality was July 31, 2000.

ANNUAL REPORT DELIVERY

Annual reports for the Funds with a fiscal year ended in May 2000 were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 2000 annual report for each Fund with a fiscal year ended in July 2000 is expected to be available on or before September 29, 2000. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of each Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

                            NUVEEN INVESTMENTS LOGO

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NAZ1000


NUVEEN                                                                  NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INVESTMENTS
                                                                                 ANNUAL MEETING OF SHAREHOLDERS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                                    COMMON STOCK

                                                                            PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                             FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                        OCTOBER 18, 2000

                                                                The annual meeting of shareholders will be held Wednesday, October
                                                                18, 2000, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                                Room of Nuveen Investments, 333 West Wacker Drive, Chicago,
                                                                Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire and
                                                                Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 18, 2000, or any adjournment or adjournments thereof.


You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X        NUNEW 1                     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
Common Stock

Vote On Proposals                                           For   Withhold   For All            To withhold authority to vote, mark
                                                            All     All       Except            "For All Except" and write the
                                                                                                nominee's number on the line below.
1.  ELECTION OF NOMINEES TO THE  BOARD                      [  ]   [  ]       [  ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale

2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE
    CURRENT FISCAL YEAR                                                                             For     Against   Abstain
                                                                                                   [  ]      [  ]      [  ]

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
    YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
    COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
    OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date         Signature (Joint Owners)            Date




[NUVEEN LOGO]                                                         NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN INVESTMENTS
                                                                               ANNUAL MEETING OF SHAREHOLDERS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                                                                                           SERIES TH
                                                                           PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                                                            FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                      OCTOBER 18, 2000

                                                                The annual meeting of shareholders will be held Wednesday, October
                                                                18, 2000, at 10:00 a.m. Central Time, in the 31st Floor Conference
                                                                Room of Nuveen Investments, 333 West Wacker Drive, Chicago,
                                                                Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire and
                                                                Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 18, 2000, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             NUNEW 2                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
SERIES TH Preferred Stock

      Vote On Proposals                                   For     Withhold   For All       To withhold authority to vote, mark "For
                                                          All       All       Except       All Except" and write the nominee's
                                                                                           number on the line below.

1.  ELECTION OF NOMINEES TO THE BOARD                     [ ]       [ ]        [ ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) William J. Schneider
    06) Timothy R. Schwertfeger
    07) Judith M. Stockdale

2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS
    FOR THE CURRENT FISCAL YEAR                                                                     For     Against    Abstain

                                                                                                    [ ]       [ ]        [ ]

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)   Date        Signature (Joint Owners)           Date

